UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

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SUN

(Exact name of registrant as specified in its charter)

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Wyoming	333-287884	35-2871996
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

10 Lily Pond Lane

East Hampton, New York 11937

(Address of Principal Executive Offices) (Zip Code)

(424) 465-0407

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(b) Departure of Certain Officers

Effective June 1, 2026, Michael Ssebugwawo resigned from his positions as Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer), Secretary, and Treasurer of SUN (the "Company"). Mr. Ssebugwawo's resignation from these officer positions was undertaken as part of the Company's ongoing corporate governance and management expansion initiatives and was not the result of any disagreement with the Company regarding its operations, policies, accounting practices, or management.

Mr. Ssebugwawo continues to serve as the Company's President, Chief Executive Officer (Principal Executive Officer), and sole member of the Board of Directors.

(c) Appointment of Certain Officers

Effective June 1, 2026, the Board of Directors appointed Mr. Andrew MacLeod to serve as the Company's Chief Financial Officer, Principal Financial Officer, Principal Accounting Officer, and Treasurer.

Mr. Andrew MacLeod, age 32, has more than seven years of experience in public company accounting, financial reporting, corporate finance, budgeting, audit coordination, and regulatory compliance. Prior to joining the Company, Mr. MacLeod served as Managing Director of MacLeod Financial Advisory Ltd., where he advised emerging growth companies regarding financial controls, capital formation, SEC reporting support, and strategic financial planning.

There are no family relationships between Mr. MacLeod and any director or executive officer of the Company. There are no transactions between Mr. MacLeod and the Company requiring disclosure under Item 404(a) of Regulation S-K.

Effective June 1, 2026, the Board of Directors appointed Robert Givens to serve as Secretary of the Company.

There are no family relationships between Robert Givens and any director or executive officer of the Company. There are no transactions between Robert Givens and the Company requiring disclosure under Item 404(a) of Regulation S-K.

Mr. Givens, age 44, has more than ten years of experience in corporate administration, business operations, records management, and organizational compliance. Prior to joining the Company, Mr. Givens served in various administrative and operational management capacities supporting private businesses and emerging growth enterprises.

(e) Compensatory Arrangements of Certain Officers

Effective June 1, 2026, the Company entered into an Employment Agreement with Mr. Andrew MacLeod in connection with his appointment as Chief Financial Officer.

Pursuant to the Employment Agreement, Mr. MacLeod will receive annual base compensation of $50,000. The Employment Agreement also contains customary provisions regarding duties, confidentiality, and other standard employment matters.

Effective June 1, 2026, the Company entered into an Employment Agreement with Mr. Robert Givens in connection with his appointment as Secretary of the Company.

Pursuant to the Employment Agreement, Mr. Givens will receive annual base compensation of $25,000. The Employment Agreement also contains customary provisions regarding duties, confidentiality, and other standard employment matters.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SUN

By	/s/ Michael Ssebugwawo Muyingo
Name: Michael Ssebugwawo Muyingo Title: Chief Executive Officer

Date: June 11, 2026

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